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                                                                 Exhibit 99.3

                              INVESTMENT AGREEMENT


         THIS INVESTMENT AGREEMENT, dated as of September 27, 1996 is between GMAC COMMERCIAL EQUITY INVESTMENTS, INC., a Pennsylvania corporation ("GMAC-CM"), FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, an Ohio business trust ("FUR"), and CARGILL FINANCIAL SERVICES CORPORATION, a Delaware corporation ("CFSC").

                              W I T N E S S E T H:
                              - - - - - - - - - --
         FUR, GMAC-CM and CFSC desire to form a limited liability company ("NEWCO") under the laws of the State of Delaware under the name "Southwest Shopping Centers Co. I, L.L.C." to own, manage and operate, directly or indirectly, nine (9) regional shopping malls, or interests therein, including partnership interests (the "PROPERTIES") to be acquired by Newco (or LLC #2 or LLC #3, as hereinafter defined), as the designee of FUR under a Purchase Agreement dated June 12, 1996, as amended (the "PURCHASE AGREEMENT"), between Marathon U.S. Realties, Inc., a Delaware corporation ("MARATHON"), as seller, and FUR, as purchaser, all on the terms and conditions set forth in this Investment Agreement, the LLC Agreements and the Management Agreements. A list of the Properties is attached as SCHEDULE 1.

         It is hereby agreed as follows:

SECTION 1. DEFINITIONS.
           ------------

         The following terms used herein shall have the respective meanings given below, such definitions to be equally applicable to both singular and plural forms of the terms defined:

         "ACQUISITION LOAN" shall mean the $165,000,000 loan to be made by the GMAC Lender to LLC #2 on the Closing Date pursuant to the Acquisition Loan Documents.

         "ACQUISITION LOAN DOCUMENTS" shall mean the financing and related security documentation entered into between LLC #2 and GMAC Lender providing for the Acquisition Loan.

         "AFFILIATE" of any Person shall mean any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such first Person owns, directly or indirectly, more than 50% of the voting stock of the second Person or has the power, directly or indirectly, to elect or remove a majority of the members of the Board of Directors, trustees or comparable governing body of such second Person.



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         "CFSC" shall have the meaning given thereto in the opening paragraph.

         "CFSC INVESTMENT" shall mean the contribution of $38,132,286 made by CFSC Subsidiary to Newco on the Closing Date in payment for its limited liability company interest therein (including $35,000,000 for its Senior Preferred Capital).

         "CFSC LLC #2 INVESTMENT" shall mean the contribution of $259,891 made by CFSC Subsidiary in LLC #2 Manager on the Closing Date in payment for its limited liability company interest therein.

         "CFSC LLC #3 INVESTMENT" shall mean the contribution of $7,823 made by CFSC Subsidiary in LLC #3 on the Closing Date in payment for its limited liability company interest therein.

         "CFSC PARTY" shall mean, as applicable, CFSC or CFSC Subsidiary.

         "CFSC SUBSIDIARY" shall mean CFSC Capital Corp. XXXI, a Delaware corporation.

         "CLOSING DATE" shall have the meaning given in SECTION 2(a) of this Investment Agreement.

         "COMMON CAPITAL" shall have the meaning given thereto in the LLC #1 Agreement.

         "FUR" shall have the meaning given thereto in the opening paragraph.

         "FUR INVESTMENT" shall mean the contribution of $29,724,409 made by FUR Subsidiary to Newco on the Closing Date in payment for its limited liability company interest therein (including $26,500,000 for its Series A Preferred Capital).

         "FUR LLC #2 INVESTMENT" shall mean the contribution of $267,538 made by FUR Special Subsidiary in LLC #2 Manager on the Closing Date in payment for its limited liability company interest therein.

         "FUR LLC #3 INVESTMENT" shall mean the contribution of $8,053 made by FUR Subsidiary in LLC #3 on the Closing Date in payment for its limited liability company interest therein.

         "FUR PARTY" shall mean, as applicable, FUR, FUR Subsidiary, FUR Special Subsidiary or FUMI.



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         "FUR SPECIAL SUBSIDIARY" shall mean First Southwest II, Inc., a
Delaware corporation and wholly-owned subsidiary of FUR.

         "FUR SUBSIDIARY" shall mean First Union Southwest L.L.C., a Delaware limited liability company of which FUR and First Southwest I, Inc., a wholly-owned subsidiary of FUR, are the members.

         "GMAC-CM" shall have the meaning given thereto in the opening paragraph.

         "GMAC-CM INVESTMENT" shall mean the contribution of $44,580,315 made by GMAC-CM to Newco on the Closing Date in payment for its limited liability company interest therein (including $38,500,000 for its Series B Preferred Capital).

         "GMAC-CM LLC #2 INVESTMENT" shall mean the contribution of $504,499 made by GMAC-CM in LLC #2 Manager on the Closing Date in payment for its limited liability company interest therein.

         "GMAC-CM LLC #3 INVESTMENT" shall mean the contribution of $15,186 made by GMAC-CM in LLC #3 on the Closing Date in payment for its limited liability company interest therein.

         "GMAC LENDER" shall mean GMAC Commercial Mortgage Corporation.

         "INVESTMENTS" shall mean, collectively, the CFSC Investment, the FUR Investment and the GMAC-CM Investment.

         "LLC #1 AGREEMENT" shall mean the Limited Liability Company Agreement of Newco substantially in the form of Exhibit A-1 to be dated as of the Closing Date among FUR Subsidiary, CFSC Subsidiary and GMAC-CM.

         "LLC #2 AGREEMENT" shall mean the Limited Liability Company Agreement of Southwest Shopping Centers Co. II, L.L.C. substantially in the form of Exhibit A-2 to be dated as of the Closing Date among Newco and LLC #2 Manager.

         "LLC #2 MANAGER" shall mean First SW, II, L.L.C., a Delaware limited liability company.

         "LLC #2 MANAGER AGREEMENT" shall mean the Limited Liability Company Agreement of LLC #2 Manager substantially in the form of Exhibit A-4 to be dated as of the Closing Date among FUR Special Subsidiary, GMAC-CM and CFSC Subsidiary.

         "LLC #3 AGREEMENT" shall mean the Limited Liability Company Agreement of Temple Shopping Center Co., L.L.C. substantially in the form of Exhibit A-3 to be


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dated as of the Closing Date among Newco, FUR Subsidiary, CFSC Subsidiary and
GMAC-CM.

         "LLC AGREEMENTS" shall mean, collectively, the LLC #1 Agreement, the LLC #2 Agreement, the LLC #2 Manager Agreement and the LLC #3 Agreement.

         "LLC #2" shall mean Southwest Shopping Centers Co. II, L.L.C.

         "LLC #3 shall mean Temple Shopping Center Co., L.L.C.

         "MANAGEMENT AGREEMENTS" shall mean, collectively, (i) with respect to each of the Properties other than Temple Mall, a form of Management and Leasing Agreement between FUMI and Newco or LLC #2, as applicable, in substantially the form of Exhibit A to LLC #1 Agreement, and (ii) with respect to LLC #3, the existing Management Agreement for such Property, as assigned to FUMI on the Closing Date.

         "MARATHON" shall have the meaning given thereto in the Witnesseth paragraph.

         "NEWCO" shall have the meaning given thereto in the Witnesseth paragraph.

         "PERSON" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

         "PROPERTIES" shall have the meaning given thereto in the Witnesseth paragraph.

         "PURCHASE AGREEMENT" shall have the meaning given thereto in the Witnesseth paragraph.

         "SENIOR PREFERRED CAPITAL" shall have the meaning given thereto in the LLC #1 Agreement.

         "SENIOR PREFERRED DISTRIBUTION" shall have the meaning given thereto in the LLC #1 Agreement.

         "SERIES A PREFERRED CAPITAL" shall have the meaning given thereto in the LLC #1 Agreement.

         "SERIES B PREFERRED CAPITAL" shall have the meaning given thereto in the LLC #1 Agreement.

         "SERIES B PREFERRED DISTRIBUTION" shall have the meaning given thereto in the LLC #1 Agreement.



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         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

SECTION 2. INVESTMENTS.
           ------------

         (a) INVESTMENTS BY FUR. Subject to the terms and conditions of this Investment Agreement, FUR agrees (i) to cause FUR Subsidiary to make the FUR Investment in Newco on the closing date under the Purchase Agreement (the "Closing Date"), (ii) to cause FUR Special Subsidiary to make the FUR LLC #2 Investment in LLC #2 Manager on the Closing Date, and (iii) to cause FUR Subsidiary to make the FUR LLC #3 Investment in LLC #3 on the Closing Date. FUR covenants that FUR Subsidiary will always be controlled, directly or indirectly, by FUR.

         (b) INVESTMENTS BY GMAC-CM. Subject to the terms and conditions of this Investment Agreement, GMAC-CM agrees (i) to make the GMAC-CM Investment in Newco on the Closing Date, (ii) to make the GMAC-CM LLC #2 Investment in LLC #2 Manager on the Closing Date, and (iii) to make the GMAC-CM LLC #3 Investment in LLC #3 on the Closing Date.

         (c) INVESTMENT BY CFSC. Subject to the terms and conditions of this Investment Agreement, CFSC agrees (i) to cause CFSC Subsidiary to make the CFSC Investment in Newco on the Closing Date, (ii) to cause CFSC Subsidiary to make the CFSC LLC #2 Investment in LLC #2 Manager on the Closing Date, and (iii) to cause CFSC Subsidiary to make the CFSC LLC #3 Investment in LLC #3 on the Closing Date. CFSC covenants that CFSC Subsidiary will always be controlled, directly or indirectly, by CFSC.

SECTION 3. CONDITIONS PRECEDENT
           --------------------

         (a) The obligations of FUR to take the actions on the Closing Date specified in SECTION 2(a) shall be subject to the fulfillment to the satisfaction of, or waiver in writing by, FUR on or prior to the Closing Date of the following conditions precedent:

                  (i) MARATHON TRANSACTION. The conditions precedent under the Purchase Agreement to the consummation of the transaction with Marathon shall have been met or waived, it being understood and agreed that FUR shall have the right in its sole discretion to decide whether such conditions precedent in the Purchase Agreement have been fulfilled or to waive the same.

                  (ii) OTHER INVESTMENTS. GMAC-CM and CFSC Subsidiary shall have made their respective Investments on the Closing Date contemplated by SECTIONS 2(b) and 2(c), respectively, and LLC #2


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         Manager and LLC #1 shall have made the investment in LLC #2 contemplated by the Acquisition Loan Documents.

                  (iii) ACQUISITION LOAN. GMAC Lender shall have funded the Acquisition Loan.

                  (iv) WARRANTIES. The respective representations and warranties of GMAC-CM and CFSC set forth in SECTIONS 4(b) and 4(c), respectively, shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date.

                  (v) PERFORMANCE. GMAC-CM and CFSC shall each have performed and complied in all material respects with all agreements and conditions contained herein required to be performed or complied with on or prior to the Closing Date.

                  (vi) LITIGATION. No material action or proceeding shall have been instituted nor shall have any governmental action been threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency to set aside, restrain, enjoin or prevent the performance of this Investment Agreement and the transactions contemplated hereby.

                  (vii) OPINIONS. FUR shall have received a favorable opinion of counsel for each of GMAC-CM and CFSC, dated the Closing Date, addressed to FUR and substantially in the form of SCHEDULES 2 and 3, respectively.

                  (viii) [Intentionally omitted].

                  (ix) SWAP AGREEMENT. Newco shall have entered into an interest rate swap agreement with respect to the Senior Preferred Distribution and the Series B Preferred Distribution on terms satisfactory to FUR.

         (b) The obligations of GMAC-CM to take the actions on the Closing Date specified in SECTION 2(b) shall be subject to the fulfillment to the satisfaction of, or waiver in writing by, GMAC-CM on or prior to the Closing Date of the following conditions precedent:



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                  (i) MARATHON TRANSACTION. The conditions precedent under the
         Purchase Agreement to the consummation of the transaction with Marathon shall have been met or waived, it being understood and agreed that GMAC-CM shall have the right in its sole discretion to decide whether such conditions precedent in the Purchase Agreement have been fulfilled or to waive the same.

                  (ii) OTHER INVESTMENTS. FUR and CFSC shall have made their respective Investments on the Closing Date contemplated by SECTIONS 2(a) and 2(c), respectively, and LLC #2 Manager and LLC #1 shall have made the investment in LLC #2 contemplated by the Acquisition Loan Documents.

                  (iii) ACQUISITION LOAN. GMAC Lender shall have funded the Acquisition Loan.

                  (iv) WARRANTIES. The respective representations and warranties of FUR and CFSC set forth in SECTIONS 4(a) and 4(c), respectively, shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date.

                  (v) PERFORMANCE. FUR and CFSC shall each have performed and complied in all material respects with all agreements and conditions contained herein required to be performed or complied with on or prior to the Closing Date.

                  (vi) LITIGATION. No material action or proceeding shall have been instituted nor shall have any governmental action been threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency to set aside, restrain, enjoin or prevent the performance of this Investment Agreement and the transactions contemplated hereby.

                  (vii) OPINIONS. GMAC-CM shall have received a favorable opinion of counsel for each of FUR and CFSC, dated the Closing Date, addressed to GMAC-CM and substantially in the form of SCHEDULES 4 and 3, respectively.

                  (viii) [Intentionally omitted].

                  (ix) SWAP AGREEMENT. Newco shall have entered into an interest rate swap agreement with respect to the Senior Preferred


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         Distribution and the Series B Preferred Distribution on terms satisfactory to GMAC-CM.

         (c) The obligations of CFSC to take the actions on the Closing Date specified in SECTION 2(c) shall be subject to the fulfillment to the satisfaction of, or waiver in writing by, CFSC on or prior to the Closing Date of the following conditions precedent:

                  (i) MARATHON TRANSACTION. The conditions precedent under the Purchase Agreement to the consummation of the transaction with Marathon shall have been met or waived, it being understood and agreed that CFSC shall have the right in its sole discretion to decide whether such conditions precedent in the Purchase Agreement have been fulfilled or to waive the same.

                  (ii) OTHER INVESTMENTS. FUR and GMAC-CM shall have made their respective Investments on the Closing Date contemplated by SECTIONS 2(a) and 2(b), respectively, and LLC #2 Manager and LLC #1 shall have made the investment in LLC #2 contemplated by the Acquisition Loan Documents.

                  (iii) ACQUISITION LOAN. GMAC Lender shall have funded the Acquisition Loan.

                  (iv) WARRANTIES. The respective representations and warranties of FUR and GMAC-CM set forth in SECTIONS 4(a) and 4(b), respectively, shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date.

                  (v) PERFORMANCE. FUR and GMAC-CM shall each have performed and complied in all material respects with all agreements and conditions contained herein required to be performed or complied with on or prior to the Closing Date.

                  (vi) LITIGATION. No material action or proceeding shall have been instituted nor shall have any governmental action been threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency to set aside, restrain, enjoin or prevent the performance of this Investment Agreement and the transactions contemplated hereby.



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                  (vii) OPINIONS. CFSC shall have received a favorable opinion of counsel for each of FUR and GMAC-CM, dated the Closing Date, addressed to CFSC and substantially in the form of SCHEDULES 4 and 2, respectively.

                  (viii) [Intentionally omitted].

                  (ix) SWAP AGREEMENT. Newco shall have entered into an interest rate swap agreement with respect to the Senior Preferred Distribution and the Series B Preferred Distribution on terms satisfactory to CFSC.

                  (x) CASH FLOW COVERAGE RATIO. CFSC shall have satisfied itself that the coverage ratio for payment of the Senior Preferred Distribution from net cash flow available for distributions (cash flow available after debt service on Acquisition Loan, operating expenses, reserves, tenant improvements and leasing commissions) will not be less than 1.60 to 1.00.

         (d) AUTHORIZATION, EXECUTION, AND DELIVERY OF DOCUMENTS. The obligations of FUR, GMAC-CM and CFSC to take their respective actions on the Closing Date under SECTIONS 2(a), 2(b) and 2(c), respectively, shall further be subject to the conditions precedent that this Investment Agreement and each of the following documents shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect:

                  (i)   each of the LLC Agreements; and

                  (ii) each of the Management Agreements (or, in the case of LLC #3, the applicable Assignment Agreement).

SECTION 4. REPRESENTATIONS AND WARRANTIES.
           -------------------------------

         (a) REPRESENTATIONS AND WARRANTIES OF FUR. FUR represents and warrants to GMAC-CM and CFSC that:

                  (i) DUE ORGANIZATION. FUR is a business trust duly organized and existing under the laws of the State of Ohio and has the power, authority and legal right to enter into, and perform its obligations under, this Investment Agreement. Each other FUR Party is a corporation (or, in the case of FUR Subsidiary, a limited liability company) duly organized and existing under the laws of the State of Delaware and has the power, authority and legal right to enter into, and perform its obligations under,


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         each LLC Agreement to which it is or will be a party and, in the case of FUMI, the Management Agreements.

                  (ii) DUE AUTHORIZATION; ENFORCEABILITY. This Investment Agreement has been duly authorized, executed and delivered by FUR and constitutes a valid and legally binding obligation of FUR. Each LLC Agreement to which a FUR Party is or will be a party has been duly authorized, and when executed and delivered by such FUR Party, will constitute its valid and legally binding obligation. The Management Agreements have been duly authorized by FUMI, and when executed and delivered by FUMI, will constitute its valid and legally binding obligations.

                  (iii) NO VIOLATION. The execution and delivery by FUR of this Investment Agreement, the execution and delivery by each FUR Party of each LLC Agreement to which such FUR Party is or will be a party and the execution and delivery by FUMI of the Management Agreements are not, and the performance by FUR or such FUR Party, as applicable, of its obligations hereunder and thereunder will not be, inconsistent with its Declaration of Trust, certificate of incorporation or limited liability company agreement, as applicable, or bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to it, and do not and will not contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument to which FUR or such FUR Party is a party or by which it or its property is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal or state governmental authority or agency, except such as have been duly obtained, given or accomplished and are in full force and effect.

                  (iv) LITIGATION. There is no litigation, proceeding or investigation pending, or to FUR's actual knowledge, threatened against FUR or any FUR Party which questions the validity or legality of this Investment Agreement or of any action taken or to be taken by FUR or any FUR Party pursuant to or in connection with the provisions of this Investment Agreement.

                  (v) ERISA. FUR represents and warrants that no FUR Party will purchase or hold its interest in any of the LLC Agreements with plan assets of any "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA")) which is subject to Title I of ERISA or a "plan" covered by
         Section 4975 of the Internal Revenue Code of 1986, as amended.


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                  (vi) BROKERS. All negotiations relating to this Investment
         Agreement and the transactions contemplated hereunder have been carried on by FUR without the intervention of any person as the result of any action by FUR (and, so far as known to FUR, without the intervention of any other person), in such manner as to give rise to any valid claim against FUR for a brokerage commission, finder's fee or like payment, except for NatWest Markets, whose fees and expenses are to be paid by Newco under Section 24(o) of the LLC #1 Agreement.

                  (vii) PURCHASE FOR INVESTMENT. FUR Subsidiary is purchasing its membership interests in Newco and LLC #3, and FUR Special Subsidiary is purchasing its membership interest in LLC #2 Manager, for its own account with no present intention of distributing any such membership interest or any part thereof in any manner which would violate the Securities Act. FUR acknowledges that the membership interests of FUR Subsidiary and FUR Special Subsidiary, as applicable, have not been registered under the Securities Act, and that neither Newco nor any such other limited liability company contemplates any filing, and is not legally required to file, any such registration statement. FUR Subsidiary and FUR Special Subsidiary are each an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

         (b) REPRESENTATIONS AND WARRANTIES OF GMAC-CM. GMAC-CM represents and warrants to FUR and CFSC that:

                  (i) DUE ORGANIZATION. GMAC-CM is a corporation duly organized and validly existing in good standing under the laws of the Commonwealth of Pennsylvania and has the corporate power, authority and legal right to enter into and perform its obligations under this Investment Agreement and each LLC Agreement to which it is or will be a party.

                  (ii) DUE AUTHORIZATION; ENFORCEABILITY. This Investment Agreement has been duly authorized, executed and delivered by GMAC-CM and constitutes a valid and legally binding obligation of GMAC-CM. Each LLC Agreement to which GMAC-CM is or will be a party has been duly authorized, and when executed and delivered by GMAC-CM, will constitute its valid and legally binding obligation.

                  (iii) NO VIOLATION. The execution and delivery by GMAC-CM of this Investment Agreement and each LLC Agreement to which GMAC-CM is or will be a party is not, and the performance by GMAC-CM of its obligations hereunder and thereunder will not be, inconsistent with its


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         charter or bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to it, and do not and will not contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument to which GMAC-CM is a party or by which it or its property is bound, or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any governmental authority or agency, except such as have been obtained, given or accomplished and are in full force and effect.

                  (iv) LITIGATION. There is no litigation, proceeding or investigation pending, or to GMAC-CM's actual knowledge, threatened against GMAC-CM which questions the validity or legality of this Investment Agreement or of any action taken or to be taken by GMAC-CM pursuant to or in connection with the provisions of this Investment Agreement.

                  (v) ERISA. GMAC-CM represents and warrants that it will not purchase or hold its interest in any of the LLC Agreements with plan assets of any "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA")) which is subject to Title I of ERISA or a "plan" covered by
         Section 4975 of the Internal Revenue Code of 1986, as amended.

                  (vi) BROKERS. All negotiations relating to this Investment Agreement and the transactions contemplated hereunder have been carried on by GMAC-CM without the intervention of any person as the result of any action by GMAC-CM (and, so far as known to GMAC-CM, without the intervention of any other person), in such manner as to give rise to any valid claim against GMAC-CM for a brokerage commission, finder's fee or like payment, except for NatWest Markets, whose fees and expenses are to be paid by Newco under Section 24(o) of the LLC #1 Agreement.

                  (vii) PURCHASE FOR INVESTMENT. GMAC-CM is purchasing its membership interests in Newco, LLC #2 Manager and LLC #3 for its own account with no present intention of distributing any such membership interest or any part thereof in any manner which would violate the Securities Act. GMAC-CM acknowledges that the membership interests have not been registered under the Securities Act, and that neither Newco nor any such other limited liability company contemplates any filing, and is not legally required to file, any such registration statement. GMAC-CM is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.


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         (c) REPRESENTATIONS AND WARRANTIES OF CFSC. CFSC represents and warrants to FUR and GMAC-CM that:

                  (i) DUE ORGANIZATION. CFSC is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power, authority and legal right to enter into and perform its obligations under this Investment Agreement. CFSC Subsidiary is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power, authority and legal right to enter into and perform its obligations under each LLC Agreement to which it is or will be a party.

                  (ii) DUE AUTHORIZATION; ENFORCEABILITY. This Investment Agreement has been duly authorized, executed and delivered by CFSC and constitutes a valid and legally binding obligation of CFSC. Each LLC Agreement to which CFSC Subsidiary is or will be a party has been duly authorized, and when executed and delivered by CFSC Subsidiary, will constitute its valid and legally binding obligation.

                  (iii) NO VIOLATION. The execution and delivery by CFSC of this Investment Agreement, and the execution and delivery by CFSC Subsidiary of each LLC Agreement to which it is or will be a party, are not, and the performance by CFSC or CFSC Subsidiary, as applicable, of its obligations hereunder and thereunder will not be, inconsistent with its charter or bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to it, and do not and will not contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument to which CFSC or CFSC Subsidiary is a party or by which it or its property is bound, or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any governmental authority or agency, except such as have been obtained, given or accomplished and are in full force and effect.

                  (iv) LITIGATION. There is no litigation, proceeding or investigation pending, or to CFSC's actual knowledge, threatened against CFSC or CFSC Subsidiary which questions the validity or legality of this Investment Agreement or of any action taken or to be taken by CFSC or CFSC Subsidiary pursuant to or in connection with the provisions of this Investment Agreement.

                  (v) ERISA. CFSC represents and warrants that CFSC Subsidiary will not purchase or hold its interest in any of the LLC Agreements with


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         plan assets of any "employee benefit plan" (as defined in Section 3(3)
         of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA")) which is subject to Title I of ERISA or a "plan" covered by
         Section 4975 of the Internal Revenue Code of 1986, as amended.

                  (vi) BROKERS. All negotiations relating to this Investment Agreement and the transactions contemplated hereunder have been carried on by CFSC without the intervention of any person as the result of any action by (and, so far as known to CFSC, without the intervention of any other person), in such manner as to give rise to any valid claim against CFSC for a brokerage commission, finder's fee or like payment

                  (vii) PURCHASE FOR INVESTMENT. CFSC Subsidiary is purchasing its membership interests in Newco, LLC #2 Manager and LLC #3 for its own account with no present intention of distributing any such membership interest or any part thereof in any manner which would violate the Securities Act. CFSC acknowledges that the membership interests of CFSC Subsidiary have not been registered under the Securities Act, and that neither Newco nor any such other limited liability company contemplates any filing, and is not legally required to file, any such registration statement. CFSC Subsidiary is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

SECTION 5. CONFIDENTIALITY.
           ----------------

         Each party and its Affiliates shall treat all data and information furnished by a party hereto or an Affiliate to the other party hereto or to one of its Affiliates which is marked "Confidential" or contains a similar proprietary notice clause as confidential, and shall take or cause to be taken such reasonable precautions as are necessary to prevent disclosure thereof to others during the term of this Investment Agreement and for a period of three
(3) years from the date of this Investment Agreement; PROVIDED, HOWEVER, that this obligation shall not be applicable:

                  (i) to the extent such data or information was part of the public domain at the time of its disclosure to such party;

                  (ii) to the extent such data or information became generally available to the public or otherwise part of the public domain after its disclosure to such party other than through any act or omission of such party or its Affiliate in breach of this Investment Agreement;

                  (iii) to the extent such data or information was subsequently disclosed to such party by a third party on a nonconfidential basis who had no obligation to either party or any Affiliate of either party or Newco (whether directly or indirectly) not to disclose such information; or

                  (iv) to the extent that a party can demonstrate that such data or information was in such party's possession at the time of disclosure and was not acquired, directly or indirectly, from the other party or an Affiliate on a confidential basis.

         Each party may disclose such data and information to (i) its respective Affiliates, (ii) its directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of its investment in Newco), (iii) its financial advisors and other professional advisors, (iv) any investor to which such party sells or offers to sell its interest in Newco in accordance with Section 18(a) of the LLC Agreement, (v) any federal or state regulatory authority having jurisdiction over such party, (vi) any national securities exchange or nationally recognized rating agency that requires access to information about such party's investment portfolio or (vii) upon prompt notice to the other parties hereto, any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such party, (x) in response to any subpoena or other legal process, or (y) in connection with any litigation to which such party is a party; provided that each party shall take all reasonable measures to impose upon any such Person described in clauses (i)-(iv) of this SECTION 5 an obligation to respect the confidential nature of the data and information disclosed substantially in accordance with the terms of this SECTION 5. The provisions of this SECTION 5 shall survive the termination of this Investment Agreement.

SECTION 6. NOTICES.
           --------

         All communications, notices and consents provide for herein shall be in writing and be given in person (or air freight delivery) or by means of facsimile or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type) or by mail, and shall become effective (x) on delivery if given in person or by air freight delivery, (y) on the date of transmission if sent by telecopy or other wire transmission, or (z) five business days after being deposited in the mails, with proper postage for first class registered or certified air mail, prepaid. Notices shall be addressed as follows:

         (i)      if to FUR, at:             55 Public Square, Suite 1900
                                             Cleveland, Ohio  44113
                                             Attention:     Paul F. Levin, Esq.

                  with a copy to:           55 Public Square, Suite 1900
                                            Cleveland, Ohio  44113
                                            Attention:      Steven M. Edelman

         (ii)     if to GMAC-CM, at:        650 Dresher Road
                                            Horsham, Pennsylvania 19044-8015
                                            Attention:      General Counsel

                  with a copy to:           Commercial Capital Initiatives, Inc.
                                            Wall Street Plaza
                                            88 Pine Street, 21st Floor
                                            New York, New York  10005
                                            Attention:      Dan Driscoll

         (iii)    if to CFSC, at:           6000 Clearwater Drive
                                            Minnetonka, Minnesota  55343
                                            Attention:      Gregory T. Zoidis

or at such other address as either party hereto may from time to time designate by notice duly given in accordance with the provisions of this Section to the other party hereto.

SECTION 7. GOVERNING LAW; WAIVER OF JURY TRIAL.
           ------------------------------------

         (a) GOVERNING LAW. This Investment Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to its conflict of law rules.

         (b) WAIVER OF JURY TRIAL. Each of FUR, GMAC-CM and CFSC hereby waives any right to a trial by jury in any suit, action or proceeding arising out of or relating to this Investment Agreement and agrees that any such suit, action or proceeding shall be tried before a court and not before a jury.

SECTION 8. TERMINATION.
           ------------

         In the event that the Closing Date contemplated by SECTION 2 hereof has not occurred prior to October 31, 1996, then FUR, GMAC-CM or CFSC, acting alone, may upon notice to the other parties terminate this Investment Agreement together with any LLC Agreement and any Management Agreement which has theretofore been executed and delivered by the parties or their respective Affiliates; PROVIDED, HOWEVER, that no such termination shall relieve any party from any breach or default of any of its duties or obligations under this Investment Agreement which may have occurred prior to the date of such termination; and provided further that the provisions of SECTIONS 5 and 10(F) shall survive any such termination.

SECTION 9. REPLACEMENT OF SENIOR PREFERRED CAPITAL.
           ----------------------------------------

         Newco will have the right under the LLC #1 Agreement to redeem the Senior Preferred Capital and the Common Capital of CFSC at any time after the Closing Date. FUR and CFSC agree that GMAC-CM may act on behalf of Newco in directing the terms and conditions of any such redemption and the resultant replacement Senior Preferred Capital. Each of FUR and CFSC agrees to cooperate in good faith with GMAC-CM and Newco in connection with any such redemption and replacement and to execute and deliver such amendments to the LLC Agreements and other agreements as may be necessary or advisable to consummate such replacement, provided that (i) the after-tax future economic return of FUR Subsidiary and the other rights, obligations and benefits of FUR (taking into account, among other things, FUR's REIT status) under the LLC Agreements as a result of the replacement are not in any way adversely affected and (ii) the selection and identity of any person replacing CFSC in Newco, LLC #2 Manager and LLC #3 shall be subject to FUR's reasonable approval. All costs and expenses of negotiating and documenting the refinancing (including, without limitation, the fees and expenses of counsel for FUR and Newco) shall be for the account of GMAC-CM.

SECTION 10. MISCELLANEOUS.
            --------------

         (a) COUNTERPARTS. This Investment Agreement may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         (b) SURVIVAL. All covenants, agreements, indemnities, representations and warranties contained in this Investment Agreement and in any agreement, document or certificate delivered pursuant hereto or in connection herewith, shall survive the execution and delivery of this Investment Agreement and the consummation of the transactions contemplated hereby.

         (c) BINDING EFFECT. All covenants, agreements, indemnities, representations and warranties in this Investment Agreement, the LLC Agreements and the Management Agreements, and in any agreement, document or certificate delivered hereunder or thereunder, shall bind the party making the same and its permitted successors and assigns and shall inure to the benefit of each party for whom made and their respective permitted successors and assigns. Except as otherwise indicate, all references herein to any party to this Investment Agreement, the LLC Agreements and the Management Agreements shall include the permitted successors and assigns of such party. Notwithstanding the foregoing, no party hereto shall assign its rights or obligations under this Investment Agreement without the prior written consent of the other parties, which consent may be withheld in each such other party's sole discretion.

         (d) AMENDMENTS, SUPPLEMENTS, ETC. Neither this Investment Agreement nor any of the terms hereof may be amended, modified or supplemented orally, but only by an instrument in writing signed by the party against which enforcement of such change is sought.

         (e) HEADINGS. The headings of the sections and paragraphs of this Investment Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.

         (f) EXPENSES. The fees and expenses of FUR and GMAC-CM (including, without limitation, the reasonable fees and expenses of their outside counsel with respect to this Investment Agreement, the Purchase Agreement and the Acquisition Loan Documents) shall be paid by Newco, LLC #2 or LLC #3, as applicable; such fees and expenses of CFSC shall be paid by GMAC-CM.

         (g) ENTIRE AGREEMENT. This Investment Agreement together with the LLC Agreements and the Management Agreements embody the entire agreement and understanding between the parties with respect to the subject matter hereof and thereof, and supersede any agreements, representations, warranties or understandings, oral or written, between the parties with respect to the subject matter of this Investment Agreement, the LLC Agreement and the Management Agreements entered into prior to the date hereof.

         (h) LIMITATION OF LIABILITY. Notwithstanding anything contained herein to the contrary, this Investment Agreement is made and executed on behalf of FUR by its officers on behalf of the trustees thereof, and none of the trustees or any additional or successor trustee hereafter appointed, or any beneficiary, officer, employee or agent of FUR shall have any liability in his personal or individual capacity, but instead, all parties shall look solely to the property and assets of FUR for satisfaction of claims of any nature arising under or in connection with this Investment Agreement.

         (i) NO CONSEQUENTIAL OR LOST PROFIT DAMAGES. No party to this Investment Agreement, nor any Affiliate of any such party, shall seek or be entitled to incidental, indirect or consequential damages or damages for lost profits in any claim made under this Investment Agreement or in connection with the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties hereto have each caused this Investment Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above given.


                                      FIRST  UNION  REAL  ESTATE  EQUITY
                                          AND  MORTGAGE  INVESTMENTS

                                      By: /s/ PAUL LEVIN
                                              -------------------------
                                              Its: VICE PRESIDENT AND SECRETARY
                                                   ----------------------------

                                      GMAC  COMMERCIAL
                                          EQUITY  INVESTMENTS,  INC.




                                      By: /s/ JAMES DALTON
                                              ------------------------------
                                              Its: SENIOR VICE PRESIDENT
                                                   ----------------------------

                                      CARGILL  FINANCIAL
                                          SERVICES  CORPORATION



                                      By: /s/ AUTHORIZED OFFICER
                                              ------------------------------
                                              Its: AUTHORIZED OFFICER
                                                   ----------------------------

                                    EXHIBITS
                                    --------


                  Exhibit A-1             Form of LLC #1 Agreement

                  Exhibit A-2             Form of LLC #2 Agreement

                  Exhibit A-3             Form of LLC #3 Agreement

                  Exhibit A-4             Form of LLC #2 Manager Agreement


                                    SCHEDULES
                                    ---------


                  Schedule 1              List of Properties

                  Schedule 2              Opinion of Counsel for GMAC-CM

                  Schedule 3              Opinion of Counsel for CFSC

                  Schedule 4              Opinion of Counsel for FUR